Trade and other (non-) current assets	12 Months Ended
Dec. 31, 2017
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Trade and other (non-) current assets
14	Trade and other (non-) current assets

	2017	2016	2015
	(€’000)
Non-current
Data-center-related prepaid expenses	2,708	3,507	2,834
Rental and other supplier deposits	3,736	3,056	2,929
Deferred setup cost	2,806	1,502	—
Deferred financing costs	—	142	422
Deferred rent related stamp duties	895	379	501
Collaterized cash	3,529	3,328	4,466
	13,674	11,914	11,152

	2017	2016	2015
	(€’000)
Current
Trade receivables – net (Note 21)	113,518	91,451	79,128
Taxes receivable	12,415	5,416	5,716
Accrued revenue	36,575	34,560	39,442
Prepaid expenses and other current assets	17,278	16,394	17,650
	179,786	147,821	141,936

Accrued revenue relates to service-fee holidays provided in relation to our long-term customer contracts. As at December 31, 2017, €18.7 million of the accrued revenue balance will not be realized within 12 months.

Prepaid expenses and other current assets principally comprise accrued income, prepaid insurances, rental and other related operational data center and construction-related prepayments.

As at December 31, 2017, other current and non-current assets include €4.1 million cash held as collateral to support the issuance of bank guarantees on behalf of a number of subsidiary companies (2016: €3.7 million; 2015: €4.9 million). Since 2016, the cash held as collateral is presented as other current and non-current assets. Comparative figures for 2015 have been adjusted accordingly.